                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):    FEBRUARY 29, 2000
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                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)



            DELAWARE                     333-74901              25-1824148
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                                18901
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (215) 345-6600
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         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending January 31, 2000, payment date March 13, 2000

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending January 31, 2000, payment date March 13, 2000



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               DVI Receivables Corp. VIII
                                                        (Registrant)



Dated:     March 24, 2000                By:   /s/ Steven R. Garfinkel
                                               ------------------------------
                                               Steven R. Garfinkel
                                               Executive   Vice  President
                                               and Chief Financial Officer


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